Exhibit 3.297

LOGO	DEAN HELLER Secretary of State	Limited Liability Company Articles of Organization (PURSUANT TO NRS 86.221)	Office Use Only: FILED # LLC7232-02 June 14, 2002 IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE
202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708

Important: Read attached instructions before completing form.

1. Name of Limited Liability Company:	Southwest Las Vegas Hospital, LLC

2. Resident Agent Name and Street Address: (must be a address access may be )	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500 Street Address	xxxxx City	NEVADA State	89611 Zip Code

3. Dissolution Data: (OPTIONAL are institutional)	Latest date upon which the company is to dissolve (if existence is not perpetual): Perpetual

4. Management: (check one)	Company shall be managed by ☐ Manager(s) OR ☒ Members
Names Addresses of Manager(s) or Members: (attach additional pages as necessary)	Healthtrust, Inc. – The Hospital Company Name One Park Plaza Street Address	Nashville City	TN State	37203 Zip Code

____________________________________
Name

	____________________________________	______	_______	__________
	Street Address	City	State	Zip Code

____________________________________
Name

	____________________________________	______	_______	__________
	Street Address	City	State	Zip Code

5. Other Matters: (see instructions)	Number of additional pages attached: 0

6. Names; Addresses and Signature of	Dora A. Blackwood	/s/
Organizer(s): (attach additional pages if there are more than 2	Name	Signature
	One Park Plaza	Nashville	TN	37203
organizers)	Address	City	State	Zip Code

____________________________________
	Name	Signature

	____________________________________	________	________	___________
	Address	City	State	Zip Code

7. Certificate of Acceptance of Appointments of Resident Agent:	I, The Corporation Trust Company of Nevada I, The Corporation Trust Company of Nevada	hereby accept appointment as Resident Agent for the above named limited liability company.

	By: Mary R. Adams	6/14/02
	Authorized Signature of R.A. or On Behalf of R.A. Company	Date

MARY R. ADAMS

ASSISTANT SECRETARY

This form must be accompanied by appropriate fees. See attached fee schedule.

LOGO	DEAN HELLER Secretary of State	Amendment to Articles of Organization (PURSUANT TO NRS 86.221)	Office Use Only: FILED # LLC7232-02 July 31, 2002 IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE
202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

- Remit in Duplicate -

1.	Name of limited-liability company: Southwest Las Vegas Hospital, LLC

2.	The articles have been amended as follows (provide articles numbers, if available):*

Article 1 is amended to change the name of the company to Southern Hills Medical Center, LLC and to read as follows:

“1. Name of Limited Liability Company: Southern Hills Medical Center, LLC”

Article 4 is amended to reflect that the company is managed by a Board of Managers and to read as follows:

“4. Management:

(check one)        Company shall be managed by      ☒  Manager(s) OR

                  ☐ Members”

The names and addresses of the Managers are as follows:

Name	Address
John M. Franck II	One Park Plaza, Nashville, TN 37203
R. Milton Johnson	One Park Plaza, Nashville, TN 37203
A. Bruce Moore, Jr.	One Park Plaza, Nashville, TN 37203

3.	Indicate whether the company is managed by managers or members: Managers

4.	Signature (must be signed by at least one manager or by a managing member).

Signature

* 1)	If adding managers, provide names and addresses.

2)	If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.”, “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

FILING FEE: $150.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.